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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
LTC Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 17, 2005

        Our 2005 annual meeting of stockholders will be held on Tuesday, May 17, 2005 at 10:00 a.m., local time, at our corporate office, 22917 Pacific Coast Highway, Suite 350, Malibu, California 90265.

  (1)
  To elect a board of six directors for the ensuing year or until the election and qualification of their respective successors;

  (2)
  To vote on the ratification of the appointment of the Company's independent auditors for fiscal 2005;

  (3)
  To transact such other business as may properly come before the meeting.

        Only stockholders whose names appear of record on our books at the close of business on April 14, 2005 are entitled to notice of, and to vote at, such annual meeting or any adjournments of such annual meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

WENDY L. SIMPSON Vice Chairman, Chief Financial Officer and Treasurer

Malibu, California
April 18, 2005

IMPORTANT:  Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed stamped envelope.

TABLE OF CONTENTS

PROXY STATEMENT	1
Solicitation	1
Voting Rights	1
Voting of Proxies	1
Revocability of Proxy	1
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	2
Board Independence	2
Board Structure and Committee Composition	2
Consideration of Director Nominees	3
Director Compensation	4
Communications with the Board	5
New York Stock Exchange Certification	5
PROPOSALS TO BE VOTED ON	6
PROPOSAL 1 ELECTION OF DIRECTORS	6
PROPOSAL 2 RATIFICATION OF INDEPENDENT AUDITORS	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	8
EXECUTIVE COMPENSATION	9
Employment Agreements	10
OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 2004	11
AGGREGATE OPTION EXERCISES IN 2004 AND OPTION VALUES AT DECEMBER 31, 2004	11
CERTAIN TRANSACTIONS	12
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	12
COMPENSATION COMMITTEE REPORT	12
Compensation Philosophy	13
Base Salaries	13
Compensation of the Company's Chief Executive Officer	14
Bonuses	14
Stock Option Plans	14
401(k) Savings Plan	15
Policy with Respect to Section 162(m)	15
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934	16
STOCK PERFORMANCE GRAPH	16
INDEPENDENT PUBLIC ACCOUNTANTS	17
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	18
STOCKHOLDER PROPOSALS	19
OTHER MATTERS	19
Appendix A—LTC PROPERTIES, INC. LEAD DIRECTOR CHARTER	A-1
Appendix B—LTC PROPERTIES, INC. AUDIT COMMITTEE CHARTER	B-1
Appendix C—LTC PROPERTIES, INC. COMPENSATION COMMITTEE CHARTER	C-1
Appendix D—LTC PROPERTIES, INC. NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER	D-1

LTC PROPERTIES, INC.

PROXY STATEMENT

Solicitation

        This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held on Tuesday, May 17, 2005, at 10:00 a.m. local time, at our principal executive office and at any and all adjournments of our annual meeting. The approximate date on which this proxy statement and the form of proxy solicited on behalf of our Board of Directors will be sent to our stockholders is April 18, 2005.

Voting Rights

        On April 14, 2005, the record date for the determination of stockholders entitled to notice of, and to vote at, our annual meeting, we had 21,582,153 shares of common stock outstanding. Each share of common stock is entitled to one vote on all matters properly brought before the annual meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the annual meeting.

Voting of Proxies

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  •
  For election of the nominated slate of directors;

  •
  For the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2005.

        Our management and Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein; no stockholder proposals were received by us on or before December 22, 2004, the deadline for inclusion of such proposals in this Proxy Statement. Other business may properly come before the annual meeting, and in that event, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Revocability of Proxy

        The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to our Corporate Secretary that the proxy is revoked, by delivering to us a later-dated proxy executed by the person executing the prior proxy, or by attending the annual meeting and voting in person.

        Our principal executive office is located at 22917 Pacific Coast Highway, Suite 350, Malibu, California 90265.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        LTC Properties, Inc. is committed to having sound corporate governance principles. Our Code of Business Conduct, Ethics and Corporate Governance and our Corporate Governance Policies are available on our website (www.ltcproperties.com).

Board Independence

        The Board has affirmatively determined that each of the current directors standing for re-election, except the Chairman of the Board, Chief Executive Officer and President and the Vice Chairman of the Board, Chief Financial Officer and Treasurer, is independent within the meaning of our director independence standards, which reflect the New York Stock Exchange (or NYSE) director independence standards, as currently in effect. Furthermore, the Board has affirmatively determined that each of the committee members has no material relationship with LTC (either directly or as a partner, stockholder or officer of an organization that has a relationship with LTC) and is "independent" within the meaning of our independence standards.

Board Structure and Committee Composition

        As of the date of this proxy statement, our Board has six directors and the following three committees: (1) Audit; (2) Compensation; and (3) Nominating and Corporate Governance. Mr. Boyd W. Hendrickson joined our Board of Directors on February 1, 2005. At our February 2, 2005 Board meeting, Mr. Sam Yellen was elected as the Lead Director. The Charter of the Lead Director is attached to this proxy statement as Appendix A. The membership currently and during the last fiscal year and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on our website (www.ltcproperties.com). During fiscal 2004, the Board held nine meetings. We had 100% attendance of Board members at all Board meetings in 2004 and at the 2004 Annual Meeting. Our policy is to schedule the Annual Meeting after consulting each Board member regarding their availability to help ensure their ability to attend.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Andre C. Dimitriadis
Boyd W. Hendrickson	X	X	•
Edmund C. King	•	i	*
Wendy L. Simpson
Timothy J. Triche, MD	*	•	i
Sam Yellen	i	*	*

*
Member

•
Current Chairman

i
Chairman, Fiscal 2004

X
Member as of February 2, 2005

Audit Committee

        The functions of the Audit Committee are described in "Report of the Audit Committee of the Board of Directors" on page 17. The charter of the Audit Committee is attached to this proxy statement as Appendix B and is available on our website (www.ltcproperties.com). The Audit Committee met six times during fiscal 2004.

        On February 2, 2005, the Board selected the members of the Audit Committee for the current year, as shown above. All members of the Audit Committee are independent within the meaning of the Security and Exchange Commission's (or SEC) regulations, the listing standards of the NYSE and our Corporate Governance Policies. Mr. King, the current chair of the Committee and Mr. Yellen, the chair of the Committee in fiscal 2004, are both qualified as audit committee financial experts within the meaning of SEC regulations and the Board has determined that they have accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Compensation Committee

        The functions of the Compensation Committee are described in the "Compensation Committee Report" on page 12. The charter of the Compensation Committee is attached to this proxy statement as Appendix C and is available on our website (www.ltcproperties.com). In fiscal 2004, the Compensation Committee met three times. On February 2, 2005, the Board selected the members of the Compensation Committee for the current year as shown above. All of the members of the Compensation Committee are independent within the meaning of the listing standards of the NYSE and our Corporate Governance Policies.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for (i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies; (ii) overseeing our policies and procedures for the receipt of stockholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board; (iii) developing, recommending to the Board and overseeing implementation of our Code of Business Conduct, Ethics and Corporate Governance; and (iv) reviewing on a regular basis our overall corporate governance policies and procedures and recommending improvements when necessary. Specifically, the Committee's Key Responsibilities are detailed on in Section IV of Nominating and Corporate Governance Committee Charter included herein as Appendix D. The Nominating and Corporate Governance Committee Charter is also available on our website (www.ltcproperties.com).

        The Nominating and Corporate Governance Committee met one time in fiscal 2004 and on February 2, 2005, the Board selected the members for the current year, as shown above. All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the NYSE and our Corporate Governance Policies.

Executive Sessions

        Executive sessions of independent directors are held at various times throughout the year. The sessions are typically requested and chaired by the Chairman of the Audit Committee, however, any non-management director may request an executive session be held.

Consideration of Director Nominees

        The Board is responsible for the selection of candidates for the nomination or appointment of all Board members. The Nominating and Corporate Governance Committee, in consultation with the Chief Executive Officer, recommends candidates for election to our Board and considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from Nominating and Corporate Governance Committee members, Directors and members of management. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our Bylaws relating to stockholder nominations as described in "Stockholder Proposals," below. Stockholders may submit recommendations in writing addressed to the Nominating and Corporate Governance Committee, LTC Properties, Inc., 22917 Pacific Coast Highway, Suite 350, Malibu, California 90265.

        Once a prospective nominee has been identified, by either the Nominating and Corporate Governance Committee or proposed by the stockholders, the Nominating and Corporate Governance Committee makes an initial determination as to whether to conduct a full evaluation of the prospective candidate. This initial determination would include whatever information is provided with the recommendation of the prospective candidate, the Nominating and Corporate Governance Committee's own knowledge of the prospective candidate and the Nominating and Corporate Governance Committee may make inquiries of the person making the recommendation or of others regarding the qualifications of the prospective candidate. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board. The Board's policy is to encourage selection of directors who will contribute to our overall corporate goals and to the discharge of the Board's responsibility to our stockholders. As such, the Board would take into consideration the prospective candidate's ability to represent the interests of our stockholders, the prospective candidate's standards of integrity, commitment and independence of thought and judgment. The Nominating and Corporate Governance Committee may, at the request of the Board from time to time, review the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. Board members are expected to prepare for, attend and participate in meetings of the Board and of Nominating and Corporate Governance Committees on which they serve; therefore, a prospective candidate must have the ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties as a Board member.

        The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. The Nominating and Corporate Governance Committee will conduct interviews with prospective nominees in person or by telephone. After completing the evaluation and interviews, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Director Compensation

        In fiscal 2004, each non-employee director received a fee of $6,250 per quarter and $750 for attendance in person or telephonically at each meeting of the Board of Directors or of any committee meeting held on a day on which the Board of Directors did not meet. In addition, we reimbursed the directors for travel expenses incurred in connection with their duties as our directors.

        Directors participate in our Amended and Restated 1992 Stock Option Plan (or the 1992 Plan), our 1998 Equity Participation Plan (or the 1998 Plan), our 2004 Stock Option Plan and our 2004 Restricted Stock Plan. Both the 1992 Plan and the 1998 Plan permit the Compensation Committee to grant nonqualified stock options or restricted shares to directors from time-to-time. No stock options were granted to non-employee Board members in 2004. The Compensation Committee may grant nonqualified stock options under our 2004 Stock Option Plan or restricted stock under our 2004 Restricted Stock Plan to directors from time to time. Mr. Boyd W. Hendrickson joined our Board on February 1, 2005 and in accordance with the provisions of the 1998 Plan was granted 15,000 nonqualified stock options that vest over three years on each anniversary date. In addition, at our February 2, 2005 Board meeting, the Compensation Committee granted 3,000; 3,000; 1,000 and 1,000 shares of restricted stock from our 2004 Restricted Stock Plan to Mr. Hendrickson, Dr. Triche,

Mr. King and Mr. Yellen, respectively. These shares vest over three years on the anniversary date of the grant.

        In previous years, directors were eligible to participate in our Amended Deferred Compensation Plan (or Deferred Plan) whereby we made contributions of up to $10,000 for each non-employee director. This Deferred Plan was frozen in 2002 and no contributions have been made on behalf of any employee or Board member since 2001. All previous contributions made by us to the deferred compensation plan trust were invested in shares of our common stock and as dividends are paid on these shares, additional shares of our common stock are purchased on behalf of the participants in the Deferred Plan.

Communications with the Board

        Stockholders who wish to contact members of the Board or its committees may send written correspondence to the Lead Independent Director of LTC Properties, Inc. at P.O. Box 1043 Woodland Hills, CA 91365-1043. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include contact information.

New York Stock Exchange Certification

        The certification of the Chief Executive Officer and our Annual Written Affirmation required by the New York Stock Exchange Listing Standards, Section 303A.12, relating to our compliance with the New York Stock Exchange Corporate Governance Listing Standards, was submitted to the New York Stock Exchange on June 7, 2004.

PROPOSALS TO BE VOTED ON

PROPOSAL 1
ELECTION OF DIRECTORS

        At the annual meeting, six directors will be elected to hold office until the 2006 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified.

Andre C. Dimitriadis Director since 1992 Age 64	Andre C. Dimitriadis founded LTC Properties in 1992 and has been our Chairman and Chief Executive Officer since inception. In 2000 Mr. Dimitriadis also assumed the position of President.
Boyd W. Hendrickson Director since February 2005 Age 60
Mr. Hendrickson is Chief Executive Officer and Member of the Board of Skilled Healthcare Group. Skilled Healthcare is located in Foothill Ranch, California and is a privately held owner/operator of skilled nursing and assisted living facilities. Previously, Mr. Hendrickson was the Chief Executive Officer of Evergreen Healthcare, LLC from January 2001 through March 2002. In 2000 Mr. Hendrickson founded BH Strategies, a long term health care consulting firm. Mr. Hendrickson is a past Board Member of The American Federation of Hospitals, Beverly Enterprises, PharMerica and Superior Bank.
Edmund C. King Director since 1992 Age 70
Edmund C. King is a general partner of Trouver Capital Partners, an investment banking firm located in Los Angeles, California and Provo, Utah. Previously, Mr. King was Ernst & Young LLP's Southern California senior health care partner from 1973 through September 30, 1991. Mr. King is Chief Financial Officer and a director of Invisa, Inc.
Wendy L. Simpson Director since 1995 Age 56
Wendy L. Simpson has been Vice Chairman since April 2000 and Vice Chairman and Chief Financial Officer since July 2000 and Treasurer since January 2005. Prior to that she was a financial advisor to Coram Healthcare Corporation, a health care organization, from November 1999 through March 31, 2000. Ms. Simpson joined Coram as Executive Vice President and Chief Financial Officer in March 1998 and resigned in November 1999. Prior to joining Coram, Ms. Simpson was Executive Vice President, Chief Financial Officer, Chief Operating Officer and director of Transitional Hospitals Corporation from December 1994 to August 1997 and Senior Vice President and Chief Financial Officer from July 1994 to December 1994. Coram Healthcare commenced bankruptcy proceedings in August 2000.
Timothy J. Triche, MD Director since 2000 Age 60
Timothy J. Triche, M.D. has been the Chairman of the Department of Pathology and Laboratory Medicine at Childrens Hospital Los Angeles since 1988. He has also been a Professor of Pathology and Pediatrics at the University of Southern California Keck School of Medicine in Los Angeles, California since 1988.
Sam Yellen Director since 1992 Age 74
Sam Yellen has been self-employed as a consultant since his retirement in 1990 from KPMG LLP where he was a partner since 1968. Currently, he serves as a member of the Board of Directors of Pacific Premier Bancorp, Inc. and Wedbush Morgan Securities.

        Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote for the election of the nominees named above to hold office as directors until the 2006 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

        If any nominee becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares of common stock represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of such proxies.

Required Vote and Recommendations

        The six nominees receiving the most votes (providing a quorum is present) will be elected as directors. For purposes of the vote on Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum for Proposal 1. Properly executed and unrevoked proxies will be voted FOR the nominees set forth in Proposal 1 unless contrary instructions or an abstention are indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
THE NOMINEES SET FORTH IN PROPOSAL 1.

PROPOSAL 2
RATIFICATION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board has appointed Ernst & Young LLP as independent auditors to audit LTC Properties, Inc.'s consolidated financial statements for the year ended December 31, 2005. During 2004, Ernst & Young served as the Company's independent auditors and also provided certain tax and other audit related services. See "Independent Public Accountants" on page 16. A representative of Ernst & Young is expected to attend the meeting and will have an opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

Required Vote and Recommendation

        Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2005, requires the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and this will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS LTC PROPERTIES, INC.'S
INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2005

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        This table shows information as of April 1, 2005 with respect to the beneficial ownership of our common stock by (1) each person who is known by us to own beneficially more than 5% of our common shares based on copies received by us of the most recent Schedule 13D or 13G filings with the Securities and Exchange Commission pursuant to rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (2) each director, (3) each executive officer and (4) the directors and executive officers as a group.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	(1)	Percent of Outstanding Shares in Class(2)
National Health Investors, Inc. 100 Vine Street Suite 1200 Murfreesboro, TN 37130	Common Stock	2,774,800	(3)	11.4%
Idanta Partners LTD. 9255 Towne Centre Drive Suite 925 San Diego, CA 92121	Common Stock	1,954,500	(4)	9.1%
Andre C. Dimitriadis	Common Stock	1,322,389	(5)(10)	6.1%
Wendy L. Simpson	Common Stock	252,010	(5)(6)(7)	1.2%
Boyd W. Hendrickson	Common Stock	3,000		*
Edmund C. King	Common Stock	65,730	(5)(6)(8)	*
Timothy J. Triche, M.D.	Common Stock	39,788	(5)(6)	*
Sam Yellen	Common Stock	45,671	(5)(6)	*
All directors and executive officers as a group (6 persons)	Common Stock	1,728,588	(5)(6)(9)	8.0%

*
Less than 1%

(1)
Except as otherwise noted below, all shares are owned beneficially by the individual or entity listed with sole voting and/or investment power.

(2)
For purposes of computing the percentages, the number of shares outstanding includes shares purchasable by such individual or entity within 60 days after April 1, 2005, upon exercise of vested options.

(3)
Based upon information contained in a Schedule 13G filed by National Health Investors, Inc. (or NHI), NHI directly owns 774,800 shares and had sole voting and dispositive power over these shares. Additionally, NHI owns the Company's Series C Cumulative Convertible Preferred Stock, which has an option to convert at a price of $19.25 per share into 2,000,000 shares of common stock. For the purpose of computing this percentage, the number of shares subject to conversion is deemed to be outstanding only for the calculation of NHI's percent of class calculation.

(4)
Based upon information contained in a Schedule 13G provided to us, Idanta Partners LTD., (or IPL) owned beneficially 869,550 shares and had sole voting and sole dispositive power over these shares. Per the Schedule 13G, the Dunn Family Trust (or DFT) directly owned 848,350 shares with the sole power to vote or direct voting and the sole power to dispose of or direct disposition of these shares. Because of DFT's position as general partner of IPL, DFT is deemed to be beneficial owner of the combined IPL and DFT owned shares. The Trustee of DFT owns 50,000 shares jointly with his spouse. Additionally, the Trustee of DFT is also a limited partner in the Steven Dunn Family Partners Limited Partnership, which owns 68,600 shares and is a trustee of and participant in the Idanta Partners Ltd. Retirement Plan, which owns 118,000 shares. The Trustee may be deemed to share the power to vote or direct the vote and to dispose or to direct the disposition of these 50,000 shares, 68,600 shares and 118,000 shares.

(5)
Includes 20,000, 24,000, 15,000, 7,000 and 15,000 shares that may be purchased upon the exercise of options by Mr. Dimitriadis, Ms. Simpson and Messrs. King, Triche and Yellen, respectively.

(6)
Includes 21,665, 12,071, 4,788 and 12,071 shares held in the deferred compensation trust for Ms. Simpson, Messrs. King, Triche and Yellen, respectively.

(7)
Includes 5,315 shares of common stock held by spouse in an individual retirement account.

(8)
Includes 1,685 shares held by spouse in an individual retirement account.

(9)
Includes 81,000 shares that may be purchased upon the exercise of options.

(10)
Includes 4,913 shares held in Company's 401(k) savings plan.

EXECUTIVE COMPENSATION

        This table shows the compensation paid for the last three fiscal years to the Chief Executive Officer and the other four most highly paid officers in 2004.

Long Term Compensation
Annual Compensation
Name & Principal Position				Restricted Stock Awards(1)		Number of Stock Options Granted	All Other Compensation
	Year	Salary	Bonus
Andre C. Dimitriadis Chairman, Chief Executive Officer and President	2004 2003 2002	$400,000 400,000 400,000	$300,000 400,000 269,095	$	— 88,861 —	— — —	$	— — —
Wendy L. Simpson Vice Chairman & Chief Financial Officer	2004 2003 2002	300,000 300,000 300,000	225,000 210,000 201,821		— 12,622 —	— — 20,000		— — —
Alex Chavez Senior Vice President & Treasurer	2004 2003 2002	170,000 150,000 150,000	108,000 120,000 100,911		— 14,752 —	— — 10,000		— — —
Pamela Shelley-Kessler Vice President, Controller & Secretary	2004 2003 2002	155,000 150,000 150,000	96,000 90,000 98,892		— — —	— — —		4,650 4,500 4,410	(2) (2) (2)
Clint B. Malin Vice President & Chief Investment Officer	2004 2003 2002	92,115 — —	75,000 — —		— — —	— — —		2,763 — —	(2)

(1)
Restricted stock awards are valued at their fair market value based on the per share closing price of the Company's common stock on the New York Stock Exchange on the date of vesting. Restricted stock holdings as of December 31, 2004 and their fair market value based on the per share closing price of $19.91 on December 31, 2004 were as follows:

Name	Number of unvested Restricted Shares	Value on December 31, 2004
Andre C. Dimitriadis	77,904	$1,551,069
Alex Chavez	12,960	$258,034
Clint B. Malin	3,000	$59,730
Pamela Shelley-Kessler	3,000	$59,730
Wendy L. Simpson	11,088	$220,762

  Dividends are payable on the restricted shares to the extent and on the same date as dividends are paid on our common stock. 12,984, 2,160, and 1,848 shares held by Messrs. Dimitriadis and Chavez and Ms. Simpson, respectively, vested in January 2005. The remaining restricted shares held by Mr. Dimitriadis and Ms. Simpson vest at the rate of 10% of the original unvested amount per year provided that the Company's funds from operations per share for the year then ended increased over funds from operations of the previous year. The National Association of Real Estate Investment Trusts (or NAREIT) has defined funds from operations as net income applicable to common stockholders (computed in accordance with GAAP) excluding gains (or losses) from debt restructuring, sales of property, plus depreciation of real property and after adjustments for unconsolidated entities in which a REIT holds an interest. On January 3, 2005, Mr. Chavez resigned from the Company and his remaining unvested restricted shares were cancelled. During 2004, Mr. Malin and Ms. Shelley-Kessler were each granted 3,000 shares of restricted stock. The restricted shares held by Mr. Malin and Ms. Shelley-Kessler vest ratably over three years in May and August, respectively.

(2)
Represents the Company's match up to 3% of the individual's salary under the Company's 401(k) savings plan.

Employment Agreements

        On March 26, 1999, we entered into an employment agreement with Mr. Dimitriadis. The employment agreement dated March 26, 1999 amends and restates an employment agreement dated June 30, 1998 between LTC Properties and Mr. Dimitriadis. The March 26, 1999 employment agreement was amended effective June 30, 2000. Mr. Dimitriadis, as Chairman, Chief Executive Officer and President, has been provided with a four-year "ever-green" employment contract. Mr. Dimitriadis' current annual base salary is $400,000.

        On April 10, 2000, we entered into an employment agreement with Ms. Simpson. Ms. Simpson, as Vice Chairman and Chief Financial Officer was provided with a one-year "ever-green" employment contract. This agreement was amended effective June 30, 2000. On March 9, 2004, we entered into a new employment agreement with Ms. Simpson. This new agreement provides Ms. Simpson with a two-year "ever-green" employment contract and otherwise, has identical terms and conditions as the previous amended agreement except for severance payments that would result from a change of control as disclosed below. Ms. Simpson's current base salary is $300,000.

        On September 4, 2001, we entered into an employment agreement with Mr. Chavez. Mr. Chavez, as Senior Vice President and Treasurer was provided with a one-year "ever-green" employment contract. On March 9, 2004, we entered into a new employment agreement with Mr. Chavez. This new agreement has identical terms and conditions as the previous agreement except for severance payments that would result from a change of control as disclosed below. On January 3, 2005, Mr. Chavez resigned from the Company.

        On August 9, 2004, we entered into an employment agreement with Ms. Shelley-Kessler. Ms. Shelley-Kessler, as Vice President, Controller and Secretary, has been provided with a one-year "ever-green" employment contract.

        On August 9, 2004, we entered into an employment agreement with Mr. Malin. Mr. Malin, as Vice President and Chief Investment Officer, has been provided with a one-year "ever-green" employment contract.

        The employment agreements provide that the base salaries may be increased at the discretion of our Board of Directors. Any increase in base salary will automatically amend each executive's respective employment agreement to provide that thereafter the executive's annual base salary will not be less than the increased base salary approved by our Board of Directors.

        If the officer's employment is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company, then we will pay the officer a lump sum severance payment equal to four times base salary for Mr. Dimitriadis, two times base salary for Ms. Simpson and one times base salary for Ms. Shelley-Kessler and Mr. Malin. Upon a change in control of our company whether or not the officer's employment is terminated, we will pay the officer a severance payment in cash equal to $5,000,000 for Mr. Dimitriadis, $1,000,000 for Ms. Simpson and one times base salary for Ms. Shelley-Kessler and Mr. Malin. Prior to the new employment agreement entered into with Ms. Simpson on March 9, 2004, she would have received a severance payment upon a change of control, equal to two times her base salary. In addition, if any payment or benefit received by an officer from us subjects the officer to excise taxes under the "golden parachute" rules on payments and benefits, the officer will be entitled to receive an additional amount (a "gross-up payment" to make the officer whole for these excise taxes (and for all taxes on the gross-up payment). Notwithstanding the foregoing, we will have no liability if an officer's employment is terminated for cause or by voluntary resignation without a good reason. During the term of his employment by us, each officer will devote the time necessary to provide the services reasonably required by our Board of Directors and will not, without the express approval of our Board of Directors, engage for his own account or for the account of any other person or entity, in a business which competes with us.

OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 2004

        No stock options were granted during the period ended December 31, 2004 to any of our executive officers.

AGGREGATE OPTION EXERCISES IN 2004 AND OPTION VALUES AT DECEMBER 31, 2004

        During 2004, 48,500 options were exercised by our named executive officers. This table shows the number of stock options exercised by each of our named executive officers in 2004 and the number and value of their unexercised options at December 31, 2004.

			Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-The-Money Options at December 31, 2004(2)
Name	Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Andre C. Dimitriadis	20,000	$222,500	—	20,000	$—	$290,700
Wendy L. Simpson	24,000	239,824	—	32,000	—	439,114
Alex J. Chavez(3)	4,500	47,218	23,500	12,000	332,553	160,890

(1)
The value realized is based on the difference between the market price of the shares issued on the exercise date and the exercise price times the number of shares covered by the exercise option.

(2)
The value of unexercised options is based on the difference between the exercise price and the closing market price on December 31, 2004, which was $19.91.

(3)
On January 3, 2005, Mr. Chavez resigned, however certain options will vest through June 30, 2005. The remainder of his unvested options were cancelled. Subsequent to December 31, 2004, Mr. Chavez exercised 23,500 options.

CERTAIN TRANSACTIONS

        Employee and Director Stock Option Loans—In 1997, the Board of Directors adopted a loan program designed to encourage executives, key employees, consultants and directors to acquire common stock through the exercise of options. Under the program, we made full recourse, secured loans to participants equal to the exercise price of vested options plus up to 50% of the taxable income resulting from the exercise of options. Such loans bear interest at the then current Applicable Federal Rate (or AFR). In January 2000, the Board of Directors approved a new loan agreement for current executives and directors in the amounts of the remaining principal balance of the original loans.

        The new loan agreements provided that the interest rate was 6.07% (AFR for an equivalent 3 to 9 year instrument) and interest payments were to be paid from the dividends received on the shares pledged as security for the notes during the quarter in which the interest was due. If the dividend did not fully pay the interest due or if no dividend was paid during the quarter, the unpaid interest was added to the principal balance. In addition, the notes also required the borrower to reduce principal by one-half of the most recent dividend received on the pledged shares less the interest paid on the loans from that dividend.

        Section 402 of The Sarbanes-Oxley Act of 2002 prohibits companies from making this type of loan after July 30, 2003 and prohibits companies from materially modifying or renewing existing loans. We no longer make loans under this program and we have not made a loan since 1998. Subsequent to February 23, 2004, the Company had no loans outstanding to officers or directors. The maximum amount outstanding during 2004, the outstanding principal, the number of shares of common stock and the market value (at $19.91 per share) of the common stock securing these loans at December 31, 2004 was:

				Shares Securing the Loans at December 31, 2004
	Maximum Amount Outstanding in 2004
Name			Outstanding Principal at December 31, 2004	Number of Shares	Market Value
Edmund C. King	$408,613	(1)	$—	—	$—
Sam Yellen	$405,964	(1)	—	—	—

(1)
Paid in full on February 23, 2004

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        There are no "interlocks" (as defined by the rules of the Securities and Exchange Commission) with respect to any member of the Compensation Committee of the Board of Directors, and this Committee consists entirely of independent, non-employee directors.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

        During 2004, the Compensation Committee was comprised of Mr. King, Chair and Dr. Triche and Mr. Yellen each of whom is a "non-employee director" within the meaning of Rule 16b-3 issued by the SEC and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board at any time. The Compensation Committee reviews and approves the compensation of our executive officers and determines our general compensation policy. The Compensation Committee is also responsible for the administration of our 1992 Plan, 1998 Plan, 2004 Stock Option Plan, and 2004 Restricted Stock Plan. The Compensation Committee is authorized to determine the options and restricted stock awards to be granted under such plans and the terms and provisions of such options and restricted stock awards. We have two executive officers, one of which is our Chief Executive Officer.

Compensation Philosophy

        The Compensation Committee endeavors to ensure that the compensation programs for our executive officers are effective in attracting and retaining key executives responsible for our company's success and are administered in appropriate fashion in the long-term interests of our company and our stockholders. The Compensation Committee seeks to align total compensation for executive management with our overall performance as well as the individual performance of each executive officer. Our compensation package, which currently is comprised of base salary, bonuses, stock options and restricted stock, is intended to reinforce management's commitment to enhancing profitability and stockholder value.

        The policies of the Compensation Committee may be summarized as follows:

  (1)
  LTC Properties' compensation programs are designed to attract, motivate and retain qualified key executives;

  (2)
  An executive's salary, bonuses and incentive compensation and other benefit programs should reflect both the Company's performance as a whole and the executive's individual performance and effort;

  (3)
  LTC Properties' compensation programs should enable the executive to have a financial interest in the Company that parallels the financial interests of the Company's stockholders.

        In determining the level and composition of compensation for the executive officers, the Compensation Committee considers various corporate performance measures, both in absolute terms and in relation to similar companies, and individual performance measures. Although the Compensation Committee considers funds from operations per share as an important measure of our performance, the Compensation Committee does not apply any specific quantitative formula in making compensation decisions. The Compensation Committee also may evaluate the following factors in establishing executive compensation: (a) periodically, the comparative compensation surveys and other material concerning compensation levels and stock grants at similar companies; (b) our historical compensation levels and stock awards; (c) overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent; (d) financial performance of other real estate investment trusts and its peer group relative to market condition; and (e) from time to time, the Compensation Committee may seek the advice of an independent compensation consultant in assessing its overall compensation philosophy. The Compensation Committee assigns no specific weight to any of the factors discussed above in establishing executive compensation.

Base Salaries

        Base salaries are reviewed and adjusted by the Compensation Committee on an annual basis. The Compensation Committee seeks to ensure that the base salaries are established at levels considered appropriate in light of responsibilities and duties of the executive officers as well as at levels competitive to amounts paid to executive officers of its peer group. In determining an individual executive's actual base salary, the Compensation Committee also considers other factors, which may include the executive's past performance and contributions to our success. Base compensation for Mr. Dimitriadis and Ms. Simpson in 2004 and as of January 1, 2005, was $400,000 and $300,000 respectively.

Compensation of the Company's Chief Executive Officer

        Mr. Dimitriadis is compensated pursuant to an employment agreement entered into on June 30, 1998 and amended March 26, 1999 and June 30, 2000. The agreement is described under "Employment Agreements" on page 10, and extends every March 26th for four years, subject to earlier termination under certain circumstances. Mr. Dimitriadis' employment agreement provides for an annual base salary of $400,000; bonuses, if any, are determined by the Compensation Committee.

Bonuses

        Bonuses are awarded based on our overall performance and individual performance of each executive officer. The amounts awarded may vary from year to year and may be awarded to executive officers in other forms such as stock awards in lieu of cash payments.

        The Compensation Committee recommended that bonuses be paid to executives in part as recognition of the increase in the Company's common stock price from $14.74 at December 31, 2003 to $19.91 at December 31, 2004, the successful issuance of the Series F Cumulative Preferred Stock, the redemption of the Series A and Series B Preferred Stock outstanding as of December 31, 2003, and the benefits of additional revenue from new investments made during 2004. Bonuses were awarded to Mr. Dimitriadis and Ms. Simpson in the amounts of $300,000 and $225,000, respectively for fiscal 2004.

Stock Option Plans

        Securities authorized for issuance under equity compensation plans as of December 31, 2004 are as follows:

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	200,300	$7.15	657,716
Equity compensation plans not approved by security holders	—	—	—

Total	200,300	$7.15	657,716

        We have adopted the Restated 1992 Stock Option Plan, the 1998 Equity Participation Plan, the 2004 Stock Option Plan and the 2004 Restricted Stock Plan under which awards may be granted including stock options (incentive or non-qualified), stock appreciation rights, restricted stock, deferred stock and dividend equivalents. We reserved 1,400,000 shares of common stock for issuance under the 1992 Plan, 500,000 shares for issuance under the 1998 Plan, 500,000 shares for issuance under the 2004 Stock Option Plan and 100,000 shares for issuance under the 2004 Restricted Stock Plan. All plans are administered by the Compensation Committee which sets the terms and provisions of the awards granted under the plans. Incentive stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may only be awarded officers and other full-time employees to promote our long-term performance and specifically, to retain and motivate senior management to achieve a sustained increase in stockholder value. Non-qualified stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may be awarded to non-employee directors, officers, other employees, consultants and other key persons who provide services to us. The Plan limits of common stock awards are 100,000 shares per year per individual under the 1998 Plan, 100,000 shares per year per individual under the 2004 Stock Option Plan and 20,000 shares per year per individual under the 2004 Restricted Stock Plan. The Compensation Committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on our overall performance and the individual performance of the executive officers.

        No stock options or restricted stock were granted to named executive officers in fiscal 2004.

401(k) Savings Plan

        In January 2002 we implemented a 401(k) Savings Plan which is a defined contribution plan covering all of our employees. Each year participants may contribute up to 15% of pre-tax annual compensation. In 2004 the contributions may not exceed $13,000, or $14,000 if the employee is 50 years or older. Our company will match up to 3% of salaries for our three vice presidents and contribute 3% of the individual's salary for staff that open an account. We will not contribute any amount, nor match contributions for our two named executive officers.

Policy with Respect to Section 162(m)

        Section 162(m) of the Code denies deduction for Federal income tax purposes for certain compensation in excess of $1,000,000 paid to certain executive officers, unless certain performance, disclosure, stockholder approval and other requirements are met. The Compensation Committee will continue to review the effects of its compensation programs with regard to Code Section 162(m). A substantial portion of the compensation program will be exempted from the $1,000,000 deduction limitation. The Company will continue to evaluate alternatives to ensure executive compensation is reasonable, performance-based, and consistent with the Company's overall compensation objectives. The Compensation Committee reserves the right to design programs that recognize a full range of performance criteria important to the Company's success, even where the compensation paid under such programs may not be deductible.

        Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Compensation Committee
Timothy J. Triche, M.D., Chair Boyd W. Hendrickson, Edmund C. King and Sam Yellen

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all directors, executive officers and persons who beneficially own more than 10% of our common stock have complied with the reporting requirements of Section 16(a).

STOCK PERFORMANCE GRAPH

        This graph compares the cumulative total stockholder return on our common stock from December 31, 1999 to December 31, 2004 with the cumulative stockholder total return of (1) the Standard & Poor's 500 Stock Index and (2) the NAREIT Hybrid REIT Index. The comparison assumes $100 was invested on December 31, 1999 in our common stock and in each of the foregoing indices and assumes the reinvestment of dividends.

Total Return Stock Performance

        The stock performance depicted in the above graph is not necessarily indicative of future performance. The stock performance graph and compensation committee report shall not be deemed incorporated by reference into any filing by us under the Securities Act or the Exchange Act except to the extent that we specifically incorporate such information by reference, and shall not otherwise be deemed filed under such Acts.

INDEPENDENT PUBLIC ACCOUNTANTS

        Ernst & Young LLP audited our financial statements for the years ended December 31, 2004 and 2003 and have been our auditors since our organization in May 1992. Fees for the years ended December 31, 2004 and 2003 were:

	2004	2003
Audit Fees	$348,500	$219,500
Audit-Related Fees	53,272	89,280
Tax Fees	55,013	70,927
All Other Fees	0	0

  Audit Fees

        For 2004, these fees represent aggregate fees for professional services rendered for the audit of the Company's annual financial statements and internal control over financial reporting and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q. For 2003, these fees represent aggregate fees for professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q.

  Audit-Related Fees

        These fees represent aggregate fees billed for assurance and related services regarding the Company's Registration Statements filed in 2004 and 2003 and consulting on various technical issues in 2003. These services are reasonably related to the performance of the audit of the Company's annual financial statements for fiscal 2004 and 2003.

  Tax Fees

        These fees represent aggregate fees billed for services rendered for tax compliance and consultation, including REIT qualification matters during fiscal 2004 and 2003.

        All audit, audit related and tax services were pre-approved by the Audit Committee. On an annual basis the Audit Committee pre-approves specifically described audit, audit-related and tax services to be performed by Ernst & Young LLP. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve non-audit services to be performed by Ernst & Young LLP, provided that the Chair shall report any decision to pre-approve such non-audit services to the full Audit Committee at its next regular meeting.

        In accordance with Section III, Item 6 of the Audit Committee Charter (Appendix B attached), the Audit Committee reviewed the effectiveness of Ernst & Young LLP's audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services provided. The Audit Committee concluded that the provision of the non-audit services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Audit Committee of the Board of Directors is comprised of three independent directors as determined by the Board within the meaning of the New York Stock Exchange listing standards and operates under a written charter adopted by the Board. The Charter was amended and approved by the Board on February 2, 2005. The amended Charter is attached to this proxy as Appendix B.

        The Audit Committee has direct oversight of all compliance matters having to do with financial matters, Securities and Exchange Commission reporting and auditing. Additionally, it is the Audit Committee's duty to review annually the Audit Committee Charter and the Company's Code of Business Conduct, Ethics and Corporate Governance for adequacy and recommend any changes to the Board.

        The Audit Committee is appointed by the Board to assist the Board in its oversight function by monitoring, among other things, the integrity of the Company's financial statements, the Company's financial reporting process and the independence and performance of the independent auditors. It is the responsibility of executive management of the Company to prepare financial statements in accordance with generally accepted accounting principles and of the Company's independent auditors to audit those financial statements. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate, compensate and retain, approve significant non-audit services, confirm the independence of the independent public accountants and, where appropriate, replace the independent auditors. Additionally, the Audit Committee determines the extent of funding that the Company must provide to it.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

        In addition, the Audit Committee has received the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), as amended, from the independent auditors and has discussed with the independent auditors the independent auditor's independence from the Company and its management. Further, the Audit Committee has considered whether the non-audit services provided by the independent auditors are compatible with maintaining the auditor's independence.

        Further, the Audit Committee periodically meets with the independent auditors, without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        During the past year, the Audit Committee met with the independent auditors six times in total and without management present four times.

        Based on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and set forth in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's 2004 Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee
Edmund C. King, Chair Boyd W. Hendrickson, Timothy J. Triche, M.D. and Sam Yellen

STOCKHOLDER PROPOSALS

        Stockholder proposals intended to be presented at the 2006 Annual Meeting must be received by the Company for inclusion in its proxy statement by December 20, 2005. To assure that a stockholder's proposal is included in the proxy statement, it will be necessary for the stockholder to comply with the regulations of the SEC governing inclusion of such proposals. Stockholder proposals received after December 20, 2005 will be considered untimely.

        Stockholders may directly nominate persons for director only by complying with the procedure set forth in the Company's Bylaws. The Bylaws require that the stockholder submit the names of such persons in writing to the Secretary of the Company not less than 60 days nor more than 150 days prior to the first anniversary of the date of the preceding year's annual meeting. The nominations must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director and as to the stockholder giving the notice (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Company's capital stock which are beneficially owned by such person on the date of such stockholder notice, (d) such nominee's consent to serve as a director if elected and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Company's books, of such stockholder to be supporting such nominees and (b) the class and number of shares of the Company's capital stock which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

        Matters may be brought before the meeting by stockholders only if notice is delivered to the principal executive offices of the Company not less than 60 days nor more than 150 days prior to the anniversary of the last annual meeting of stockholders. Each such stockholder notice shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of the matter desired to be brought before the annual meeting and the reasons for bringing such matter before the annual meeting and (b) any material interest of the stockholder in such matter; and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting the bringing of such matter before the annual meeting as of the date of such stockholder notice and (b) the class and number of shares of the Company's capital stock which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholder known by such stockholder to be supporting the bringing of such matter before the annual meeting as of the date of such stockholder notice.

OTHER MATTERS

        The cost of the solicitation of proxies will be borne by us. In addition to solicitation by mail, our directors and officers, without receiving any additional compensation, may solicit proxies personally, by telephone, by facsimile or electronically. We will request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of common shares and will reimburse them for their expenses in doing so. We have retained the services of Georgeson Shareholder, Inc. for a fee of $7,000 plus out-of-pocket expenses, to assist in the solicitation of proxies.

        WE WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT AND/OR OUR FORM 10-K (WITHOUT APPENDICES) FOR THE YEAR ENDED DECEMBER 31, 2004 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY, AT 22917 PACIFIC COAST HIGHWAY, SUITE 350, MALIBU, CALIFORNIA 90265.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

Appendix A

LTC PROPERTIES, INC.
LEAD DIRECTOR CHARTER

I.    PURPOSE

        The position of Lead Director was created to enhance the Board of Director's ability to fulfill its responsibilities independently of company management. A Lead Director has the power to call and conduct meetings of outside directors as may be necessary and conduct an annual performance evaluation of the Chairman of the Board. The Lead Director will also consult with the Chairman of the Board regarding appropriateness of committee structures and the designation of committee members and chairmen and other issues related to the effectiveness of the Board meeting process, including quality and flow of information to the Board.

        The Lead Director will preside at Board meetings when the Chairman is not present and the Vice Chairman is not present, including executive sessions of the independent directors, will act as a liaison between the Chairman and the independent directors, will approve meeting agendas, meeting schedules and information sent to the Board, has the authority to call meetings of the independent directors, and if requested, will be available for consultation and direct communication with major shareholders.

        The Lead Director will also perform other duties as requested by the Board or by independent directors.

        The Lead Director shall be given full and direct access to the Company's Chairman of the Board, Company executives and independent accountants as necessary to carry out these responsibilities. However, the Lead Director's function is one of oversight only and shall not relieve the Company's management of its responsibilities.

II.    APPOINTMENT OF THE LEAD DIRECTOR

        The Lead Director will be appointed by the Board of Directors on an annual basis.

III.    RESPONSIBILITIES AND DUTIES

        The Lead Director is an outside and unrelated director who is designated by the Board to lead the Board to fulfill its duties effectively, efficiently and independent of management. Specifically, the Lead Director is responsible for certain functions as follows:

  Enhance Board Effectiveness

  1.
  Ensure responsibilities of the Board and Committees are understood by the Board and Management.

  2.
  Ensure the Board has adequate resources, especially by way of full, timely and relevant information to support its decision-making requirements.

  3.
  Ensure a process is in place to monitor legislation and best practices which reflect the responsibilities of the Board, to assess the effectiveness of the Board, committees, and individual directors on a regular basis.

  4.
  The Lead Director shall recommend to the Chairman the retention of consultants or other experts who would report directly to the Board.

A-1

  Manage the Board

  5.
  In the absence or inability of the Chairman or Vice Chairman to act, the Lead Director shall temporarily perform those duties of the Chairman pertaining to Board functions until the Chairman or Vice Chairman is again able to perform the Chairman's duties or a new Chairman is elected by the Board.

  6.
  Provide input to Chairman on preparation of agendas for Board meetings.

  7.
  Consult with the Chairman and the Board on the effectiveness of Board committees.

  8.
  Ensure that independent directors have adequate opportunities to meet to discuss issues without Management present.

  9.
  Ensure delegated committee functions are carried out and reported to the Board (e.g. CEO performance assessment, CEO and Board succession planning, and strategic planning).

  10.
  The Lead Director shall counsel with the Chairman in the development of Board membership, and together they will make recommendations to the Nominating and Governance Committee.

  11.
  The Lead Director shall advise the Chairman as to the quality, quantity and timeliness of the flow of information from the Company that is necessary for the Directors to effectively and responsibly perform their duties.

  Liaison between Board and Management

  12.
  The Lead Director shall be informed by, and counsel with, the Chairman and Chief Executive Officer on material strategy, policy, and management matters and shall be informed of major problems of the Company.

  13.
  Communicate to Management as appropriate the results of private discussions among outside directors.

  14.
  The Lead Director shall be available to advise and counsel the Chief Executive Officer, if such officer is not also Chairman, on any matter relating to the Company.

  15.
  The Lead Director shall offer the Chief Executive Officer, if such officer is not also Chairman, counsel as to special interests and concerns of Directors and will act as the principal liaison between the Independent Directors and the Chairman.

Adopted April 6, 2005

A-2

Appendix B

LTC PROPERTIES, INC.
AUDIT COMMITTEE CHARTER

I.    PURPOSE

        The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, the performance and selection of independent accountants, and the Company's audit and financial reporting process.

        The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section 3 of the Charter. The Committee shall be given full and direct access to the Company's Chairman of the Board, Company executives and independent accountants as necessary to carry out these responsibilities. However, the Committee's function is one of oversight only and shall not relieve the Company's management of its responsibilities for preparing financial statements which accurately and fairly present the Company's financial results and conditions, or the responsibilities of the independent accountants relating to the audit or review of financial statements.

        The independent accountants' ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the shareholders. These representatives have the ultimate authority to select, evaluate, and where appropriate, replace the independent accountants.

II.    COMPOSITION OF THE AUDIT COMMITTEE

        The Audit Committee shall be comprised of not less than three directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and rules of the New York Stock Exchange (or NYSE). Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

        All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual's financial sophistication.

III.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Audit Committee shall:

  1.
  Review annually the Audit Committee Charter and the Code of Business Conduct, Ethics and Corporate Governance for adequacy and recommend any changes to the Board.

  2.
  Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles (or GAAP).

  3.
  Review the financial, investment and risk management policies followed by the Company in operating its business activities.

  4.
  Review the Company's annual audited financial statements, related disclosures, including the MD&A portion of the Company's filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

  5.
  Review any management letters or internal control reports prepared by the independent accountants and responses to prior management letters, and review with the independent accountants the Company's internal financial controls.

  6.
  Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

  7.
  Be responsible for the appointment, determination of the funding for and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting). The independent accountants shall report directly to the Audit Committee.

  8.
  Approve all services that may be provided to the Company by the independent accountants whether or not related to the audit, and review the hiring policies for any employees or former employees of the independent accountants.

  9.
  Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independent Standards Board Standard No. 1, and review and discuss with the accountants all significant relationships the accountants have with the Company, which may affect the accountants' independence.

  10.
  For each of the first three fiscal quarters and at year end, at a Committee meeting, review with management the financial results, the proposed earnings press release and formal guidance which the Company may plan to offer and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

  11.
  Review management's analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act.

  12.
  Following completion of the annual audit, review separately with the independent accountants and management any significant difficulties encountered during the course of the audit.

  13.
  Engage and determine funding for such independent professional advisors and counsel as the Committee determines are appropriate to carry out its functions hereunder.

  14.
  Report to the Board on a regular basis on the major events covered by the Audit Committee and make recommendations to the Board and management concerning these matters.

  15.
  Perform any other activities consistent with this charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company's legal and regulatory compliance.

  16.
  Approve all transactions between the Company and Related Party, as defined by applicable NYSE Rules.

  17.
  Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and

    (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

IV.    AUDIT COMMITTEE MEETINGS

        The Committee will meet on a regular basis at least 4 times each year, and will hold special meetings as circumstances require. The timing of the meetings shall be determined by the Audit Committee. However, the Committee will meet at any time that the independent accountants believe communication to the Committee is required. At each regular meeting the Committee will meet separately with representatives of the independent accountants.

        At all Audit Committee meetings a majority of the total number of members shall constitute a quorum. A majority of the members of the Committee shall be empowered to act on behalf of the Committee. Minutes shall be kept of each meeting of the Committee.

Adopted as amended, February 2, 2005

Appendix C

LTC PROPERTIES, INC.
COMPENSATION COMMITTEE CHARTER

I.    PURPOSE

        The Compensation Committee's (the "Committee") basic responsibility is to review the performance and development of Company management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the Committee will oversee, review and administer all compensation, equity and employee benefit plans and programs.

II.    COMPOSITION OF THE COMPENSATION COMMITTEE

        The Committee will consist of not less than 3 independent directors, each of whom will be both a "non-employee director" within the meaning of Rule 6(b)3 issued by the Securities and Exchange Commission (or SEC) and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board of Directors (the "Board") at any time.

III.    RESPONSIBILITIES AND DUTIES

        In carrying out its purpose, the Committee will have the following responsibilities and duties:

  1.
  Review annually and approve the Company's compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to the company's performance.

  2.
  Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

  3.
  Review annually and determine the individual elements of total compensation for the Chief Executive Officer and all other corporate officers, and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer and all other corporate officers' compensation for the last year was based.

  4.
  Approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company's executive officers.

  5.
  Review and approve compensation for non-employee members of the Board of Directors, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits and perquisites.

  6.
  With sole and exclusive authority, approve stock option grants and other discretionary awards under the Company's stock option or other equity incentive plans to all persons who are Board members or executive officers within the meaning of Rule 16(b)3 issued by the SEC.

  7.
  Grant stock options and other discretionary awards under the Company's stock option or other equity incentive plans to all other eligible individuals in the Company's service. The Committee may delegate to one or more officers designated by the Committee the authority to make grants to eligible individuals (other than any such officer) who are not executive officers, provided that the Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel.

    Any officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

  8.
  Amend the provisions of the Company's stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

  9.
  Approve for submission to the shareholders stock option or other equity incentive plans or amendments thereto.

  10.
  Oversee and periodically review the operation of all the Company's employee benefit plans, including but not limited to the Section 401(k) Plan. Responsibility for day-to-day administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by company personnel.

  11.
  Review the annual incentive compensation plan to determine if it is administered in a manner consistent with the Company's compensation strategy and does not exceed amounts under IRS Code Section 162(m)

  12.
  Review matters related to management performance, compensation and succession planning and executive development for executive staff.

  13.
  Approve separation packages and severance benefits for executive officers to the extent that the packages are outside the ordinary plan limits.

  14.
  Exercise, as necessary and appropriate, all of the authority of the Board of Directors with respect to the election of officers of the Company during the periods between the regular meetings of the Board.

  15.
  Have full access to the Company's executives and personnel as necessary to carry out its responsibilities.

  16.
  Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company's executive officers and other key employees.

  17.
  Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

  18.
  Perform any other activities consistent with the Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

  19.
  Review the Committee Charter from time to time and recommend any changes to the Board.

  20.
  Report to the Board of Directors on the major items covered at each meeting.

        Notwithstanding the foregoing, any action of the Committee, other than the grant of stock options or other discretionary awards under the Company's stock option or other equity incentive plans, may be subject to Board review and may be revised, modified or rescinded by the Board.

IV.    COMMITTEE MEETINGS

        The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Company. Minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee will be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

        The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the Committee will constitute a quorum at all committee meetings. A majority of the members of the Committee acting will be empowered to act on behalf of the Committee. Minutes will be kept of each meeting of the Committee.

Adopted as amended, February 2, 2005.

Appendix D

LTC PROPERTIES, INC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

        This Amended Nominating and Corporate Governance Committee Charter was adopted by the Board of Directors (the "Board") of LTC Properties, Inc. (the "Company") on February 2, 2005.

        This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Articles of Incorporation and By Laws, it is not intended to establish by its own force any legally binding obligations.

I.    PURPOSES

        The Nominating and Corporate Governance Committee (the "Committee") shall assist the Board in: (i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies; (ii) overseeing the Company's policies and procedures for the receipt of shareholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board; (iii) developing, recommending to the Board and overseeing implementation of the Company's Code of Business Conduct, Ethics and Corporate Governance; and (iv) reviewing on a regular basis the overall corporate governance of the Company and recommending improvements when necessary.

        In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, director search and recruitment consultants or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee's activities, including compensation of the Committee's counsel, consultants and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate its counsel, director search and recruitment consultants, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II.    COMMITTEE MEMBERSHIP

        The Committee shall consist of two or more members of the Board, each of whom the Board has selected and determined to be "independent" in accordance with applicable rules of the New York Stock Exchange.

        Members shall continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member may be removed by the Board, with or without cause, at any time. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Committee to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee's information needs. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

III.    COMMITTEE MEETINGS

        The Committee shall meet on a regularly-scheduled basis at least two times per year, or more frequently as circumstances dictate.

        The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

IV.    KEY RESPONSIBILITIES

        The following responsibilities are set forth as a guide for fulfilling the Committee's purposes, with the understanding that the Committee's activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee's purposes or assigned by the Board from time to time.

        The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee.

        To fulfill its purposes, the Committee shall:

  1.
  recommend to the Board for approval, oversee the implementation and effectiveness of, recommend modifications as appropriate to, and review Company disclosures concerning the Company's policies and procedures for identifying and reviewing Board nominee candidates, including: (i) the qualifications or criteria for Board nomination to shareholders for election as a director; and (ii) policies and procedures relating to consideration of Board nominee candidates recommended by shareholders;

  2.
  identify, screen and review individuals qualified to serve as directors, consistent with qualifications or criteria approved by the Board (including review of incumbent directors for potential re-nomination); and recommend to the Board candidates for: (i) nomination for election or re-election by the shareholders; and (ii) any Board vacancies that are to be filled by the Board subject to any rights regarding the selection of directors by holders of preferred shares and any other contractual or other commitments of the Company;

  3.
  review annually with the Board the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;

  4.
  review periodically the size of the Board and recommend to the Board any appropriate changes;

  5.
  coordinate and oversee the annual self-evaluation of the role and performance of the Board, its committees, and management in the governance of the Company;

  6.
  develop and recommend to the Board, oversee the implementation and effectiveness of, and recommend modifications as appropriate to the Company's Code of Business Conduct, Ethics and Corporate Governance;

  7.
  consider corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board regarding such matters;

  8.
  review and address conflicts of interest of Directors and executive officers, and the manner in which any such conflicts are to be monitored;

  9.
  review and recommend to the Board for approval any changes in the compensation of directors;

  10.
  conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter;

  11.
  review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate; and

  12.
  report regularly to the Board on Committee findings, recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

Adopted as amended, February 2, 2005.

[BARCODE]

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[BARCODE]	MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
	[BARCODE]	C 1234567890 J N T [BARCODE]
☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" ALL OF THE FOLLOWING:

A Election of Directors				B Issue
1.	Six directors will be elected to hold office until the 2006 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified.			The Board of Directors recommends a vote FOR the following proposal. 2. Ratification of the Company's Independent Auditors.
		For	Withhold	For	Against	Abstain
	01 - Andre C. Dimitriadis	☐	☐	☐	☐	☐
	02 - Boyd W. Hendrickson	☐	☐
	03 - Edmund C. King	☐	☐
	04 - Wendy L. Simpson	☐	☐
	05 - Timothy J. Triche, M.D.	☐	☐
	06 - Sam Yellen	☐	☐
In accordance with the judgments of the Proxies, upon any other matter that may properly come before the Annual Meeting of Stockholders or any adjournment thereof.
This Proxy will be voted as directed. If no contrary direction is made, this Proxy will be voted in accordance with the Directors' recommendations.

C  Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Important: Please sign your name exactly as it appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, add such title in your signature.

NOTE: If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
/ /

1 U P X    HHH    P P P P    005254

Proxy - LTC Properties, Inc.

This Proxy is Solicited by the Board of Directors
for the Annual Meeting of Stockholders—May 17, 2005

The undersigned hereby appoints: Andre C. Dimitriadis and Wendy L. Simpson, or either of them, each with the power of substitution, as Proxies, and hereby authorizes each of them to represent and vote, as designated below, the shares held of record by the undersigned at the annual meeting of stockholders of LTC Properties, Inc. to be held at the Company's Corporate Offices in Malibu, California, on Tuesday, May 17, 2005 at 10:00 A.M., or any adjournments or postponements thereof, as designated below, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!

QuickLinks

TABLE OF CONTENTS
CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
PROPOSALS TO BE VOTED ON PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
EXECUTIVE COMPENSATION
OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 2004
AGGREGATE OPTION EXERCISES IN 2004 AND OPTION VALUES AT DECEMBER 31, 2004
CERTAIN TRANSACTIONS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT
Equity Compensation Plan Information
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCK PERFORMANCE GRAPH
Total Return Stock Performance
INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCKHOLDER PROPOSALS
OTHER MATTERS
  Appendix A
LTC PROPERTIES, INC. LEAD DIRECTOR CHARTER
  Appendix B
LTC PROPERTIES, INC. AUDIT COMMITTEE CHARTER
  Appendix C
LTC PROPERTIES, INC. COMPENSATION COMMITTEE CHARTER
  Appendix D
LTC PROPERTIES, INC. NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER